UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 15, 2008
Artfest International, Inc.
(Exact Name of registrant as specified in charter)

Delaware	000-49676	30-0177020
(State of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

The Madison Building
15851 Dallas Parkway, Suite 600
Addison, Texas 75001
(Address of Principal Executive Offices, Including Zip Code)

(877) 278-6672
(Registrant's Telephone Number, Including Area Code)

(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

Artfest International, Inc. (“Artfest”) announced in a press release dated April 18, 2008 that it is late in filing its Form 10-KSB with the Securities and Exchange Commission.  On March 28, 2008, Artfest filed for an extension for the deadline to file its Form 10-KSB.  Due to multiple factors including, but not limited to, control of the Registrant changing pursuant to an acquisition agreement, which transaction closed on December 28, 2007 and Artfest’s retention of a new independent auditor, Artfest was unable to meet the deadline for filing said form.

Artfest anticipates that it will file its Form 10-KSB for the fiscal year ending December 31, 2007 on Friday, April 25, 2008.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 18, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Artfest International, Inc.

Date:	April 18, 2008	By: /s/ Edward Vakser
Edward Vakser, President and
Chief Executive Officer